U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2018

VERITY CORP.
(Exact name of small business issuer as specified in its charter)

Nevada	333-147367	38-3767357
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

387 Corona St., Suite 555, Denver, CO 80218

(Address of principal executive offices)

(720) 442-7000

(Issuer's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

In Case Number A-16-733815-B, Nevada’s 8th Judicial District, Business Court, the Court approved a plan of reorganization that involves authorizing the cancellation of all preferred shares of Verity Corp, the cancellation of certain insider shares, a reverse stock split up to a maximum of 200-1, and a reorganization that would place the liquidation of Verity Corp’s assets under a liquidating trustee pursuant to NRS 78.590, while maintaining the public, purchasers for value with equity in the surviving entity. Once the reorganization is completed the Receiver will be discharged.

A copy of this order is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

99.1	Verity Discharge Order

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

VERITY CORP.,
(Registrant)

Dated: March 22, 2018	By:	/s/ Robert Stevens
Robert Stevens, Receiver

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